UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 18, 2020

Dynavax Technologies Corporation

(Exact name of registrant as specified in its charter)

Commission File Number:  001-34207

Delaware	33-0728374
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2100 Powell Street, Suite 900

Emeryville, CA 94608

(Address of principal executive offices, including zip code)

(510) 848-5100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.001 par value	DVAX	The Nasdaq Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events

In meetings with securities analysts and investors to be held on May 19, 2020 in connection with a vaccine investor day, Dynavax Technologies Corporation (the “Company”) intends to provide an update on its early-stage collaborations regarding the potential development of a vaccine for COVID-19 containing the Company’s proprietary toll-like receptor 9 agonist adjuvant CpG-1018 (“CpG-1018”), the adjuvant used in the Company’s HEPLISAV-B product. Accordingly, the Company is filing this Current Report on Form 8-K for the purpose of updating the disclosure contained in its prior filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 11, 2020.

The update is that the Company expects that one or more of its collaboration partners will commence a Phase 1 clinical trial of a potential COVID-19 vaccine as soon as July 2020.

However, there are risks and uncertainties inherent in vaccine research and development, including the timing of completing development, the results of clinical trials, whether the vaccine will be approved for use, the extent of competition, and whether a vaccine can be successfully commercialized. As a result, the Company’s collaborative efforts with respect to the development of a potential COVID-19 vaccine may not be successful. In addition, the Company’s collaborators have primary responsibility for the development, conduct of clinical trials, and for seeking and obtaining regulatory approval, of a potential vaccine for COVID-19 containing CpG-1018. The Company has limited or no control over its collaborators’ decisions, including the amount and timing of resources that any of these collaborators will dedicate to such activities. If a collaborative partner fails to conduct collaborative activities successfully, the development of a vaccine will be delayed, and may not occur at all. In addition, the Company relies a single supplier to produce CpG-1018. The Company has filed patent applications for the use of CpG-1018 in COVID-19 and other vaccines. In addition, it relies on trade secret protection and confidentiality and other agreements to protect its interests in proprietary know-how related to CpG-1018. If the Company is unable to adequately obtain or enforce its proprietary rights in CpG-1018, it may be unable to realize any commercial benefit from the development of a vaccine for COVID-19 containing CpG-1018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynavax Technologies Corporation
Date: May 18, 2020	By:	/s/ MICHAEL OSTRACH
Michael Ostrach
Senior Vice President